UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

November 10, 2004

GENESIS MICROCHIP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street

Alviso, California 95002

(Address of principal executive offices, including zip code)

(408) 262-6599

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	Not applicable.

(b)	Not applicable.

(c)	Appointment of Chief Executive Officer:

(1) Elias Antoun was appointed as President and Chief Executive Officer of the Company effective as of November 29, 2004.

(2) Prior to his appointment as Chief Executive Officer of the Company, Mr. Antoun, age 48, served as the President and Chief Executive Officer of Pixim, Inc., an imaging solution provider for the video surveillance market, between March 2004 and November 2004. From February 2000 to August 2003, Mr. Antoun served as the President and Chief Executive Officer of MediaQ, Incorporated, a mobile handheld graphics IC company. From January 1991 to February 2000, Mr. Antoun held a variety of positions with LSI Logic Corporation, most recently serving as Executive Vice President of the Consumer Products Division from 1998 until his departure in February 2002. Mr. Antoun has served as a Director of HPL Technologies, Inc. since August 2000 and as Chairman of the Board of Directors of HPL Technologies, Inc. since July 2002.

(3) The material terms of Mr. Antoun’s employment with the Company are set forth in an offer letter, dated November 10, 2004 (the “Offer Letter”), by and between the Company and Mr. Antoun. The following summary of the material terms of the Offer Letter is qualified in its entirety by reference to such Offer Letter which is filed as Exhibit 99.2 hereto.

The Offer Letter provides, among other things, for the following: (i) an at-will term of employment wherein either the Company or Mr. Antoun may terminate his employment with the Company at any time, with or without reason; (ii) a base salary of $350,000 per annum, (iii) an award of options to purchase 500,000 shares of the Company’s common stock under the Company’s 2003 Stock Option Plan, 25% of which vest after one year of employment, with the balance vesting monthly over the following 36 months; subject to Mr. Antoun’s continued employment with the Company on the applicable vesting dates; and (iv) that promptly following the commencement of Mr. Antoun’s employment with the Company, the Company nominate Mr. Antoun to serve as a member of the Company’s board of directors.

The Company intends to enter into an Change of Control Severance Agreement with Mr. Antoun in the near future.

(d)	Not applicable.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
99.1	Press Release dated November 18, 2004

99.2	Offer Letter dated November 10, 2004, between Genesis Microchip Inc. and Elias Antoun

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: November 19, 2004	By:	/S/ Michael Healy
	Name:	Michael Healy
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated November 18, 2004

99.2	Offer Letter dated November 10, 2004, between Genesis Microchip Inc. and Elias Antoun